UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 26, 2011

El Paso Electric Company

(Exact name of registrant as specified in its charter)

Texas	001-14206	74-0607870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower, 100 North Stanton, El Paso, Texas		79901
(Address of principal executive offices)		(Zip Code)

(915) 543-5711

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

El Paso Electric Company (the “Company”) held its annual meeting of shareholders on May 26, 2011. As of the record date on March 28, 2011, we had a total of 42,106,995 shares of common stock outstanding and entitled to vote at the annual meeting, of which 40,152,605 shares were represented at the meeting in person or by proxy. The purpose of the annual meeting was to give our shareholders the opportunity to vote on four matters: (i) the election of Class II directors; (ii) the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011; (iii) a non-binding advisory vote on the compensation paid to the Company’s named executive officers, commonly referred to as a “say on pay” vote; and (iv) a non-binding advisory vote on the frequency of future “say on pay” votes. A detailed discussion of each of these proposals can be found in our definitive Proxy Statement filed with the Securities and Exchange Commission on April 15, 2011.

Proposal 1: Election of Class II Directors

Our shareholders elected the following persons to serve as Class II directors to hold office for a three-year term expiring at our annual meeting of shareholders to be held in 2014:

Director	Votes For	Votes Withheld	Broker Non-Votes
Catherine A. Allen	38,746,903	350,257	1,055,445
Kenneth R. Heitz	38,669,736	427,424	1,055,445
Michael K. Parks	38,653,823	443,337	1,055,445
Eric B. Siegel	38,654,915	442,245	1,055,445

In addition to the Class II directors listed above, the following individuals continue to serve as Class I and Class III directors following the meeting: John Robert Brown, James W. Cicconi, Patricia Z. Holland-Branch, Thomas V. Shockley, III, James W. Harris, David W. Stevens, Stephen N. Wertheimer, and Charles A. Yamarone.

Proposal 2: Appointment of Independent Registered Public Accounting Firm

At the annual meeting, our shareholders ratified the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2011 by the following vote:

Description	Number of Votes
FOR	39,697,379
AGAINST	451,226
ABSTAIN	4,000

Proposal 3: Advisory Vote on the Company’s Executive Compensation

In an advisory “say on pay” vote, our shareholders approved the compensation of our named executive officers at the annual meeting by the following vote:

Description	Number of Votes
FOR	35,569,591
AGAINST	180,523
ABSTAIN	3,347,046
BROKER NON-VOTES	1,055,445

Proposal 4: Advisory Vote on Frequency of Executive Compensation Advisory Votes

In an advisory vote, our shareholders approved the option of “one year” as their preferred frequency for future advisory “say on pay” vote by the following vote:

Description	Number of Votes
ONE YEAR	31,817,602
TWO YEARS	124,701
THREE YEARS	3,809,899
ABSTAIN	3,344,958
BROKER NON-VOTES	1,055,445

In accordance with the results of this advisory vote, we intend to hold future advisory “say on pay” votes annually until we next hold an advisory vote on the frequency of advisory “say on pay” votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

El Paso Electric Company
Dated: May 30, 2011
	By:	/s/ MARY E. KIPP
	Name:	Mary E. Kipp
	Title:	Senior Vice President, General Counsel And Chief Compliance Officer

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